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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                                MAY 4, 2000
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)




                     WARNER CHILCOTT PUBLIC LIMITED COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)






       IRELAND                         005-52501         NOT APPLICABLE
(STATE OR OTHER JURISDICTION       (COMMISSION FILE      (IRS EMPLOYER
OF INCORPORATION OR ORGANIZATION)      NUMBER)          IDENTIFICATION NO.)

                          LINCOLN HOUSE, LINCOLN PLACE,
                                DUBLIN 2,IRELAND
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)




                                 353-1-662-4962
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)
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Item 5. Other Events

            Warner Chilcott plc ("Warner Chilcott") has entered into an agreement (the "Transaction Agreement") with Galen Holdings, plc ("Galen") pursuant to which Warner Chilcott has agreed to become a wholly owned subsidiary of Galen (the "Acquisition"). The Acquisition would be effected through a scheme of arrangement under the laws of the Republic of Ireland. The Acquisition is subject to various conditions, including, among other things, sanction by the High Court of Ireland, regulatory approval, and approval by Warner Chilcott's and Galen's shareholders.

            The foregoing description of the Acquisition and the Transaction Agreement is qualified in its entirety by reference to the Transaction Agreement, a copy of which is filed herewith as Exhibit 2.1 and such exhibit is incorporated herein by reference

            THIS CURRENT REPORT ON FORM 8-K CONTAINS OR INCORPORATES BY REFERENCE FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES. THESE STATEMENTS MAY DIFFER MATERIALLY FROM ACTUAL FUTURE EVENTS OR RESULTS. READERS ARE REFERRED TO ALL DOCUMENTS FILED BY WARNER CHILCOTT WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH IDENTIFY IMPORTANT RISK FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE CONTAINED IN ANY
FORWARD-LOOKING STATEMENTS.

Item 7. Exbihits

            The following exhibits are filed pursuant to Item 601 of Regulation S-K:

            2.1 Transaction Agreement by and between Galen Holdings plc and Warner Chilcott, plc, dated May 4, 2000.

            2.2  Form of Scheme of Arrangement (included as Exhibit A to Exhibit
2.1 hereto).

            99.1 Press release of Warner Chilcott plc, dated May 4. 2000.





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                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, HEREUNTO DULY AUTHORIZED.

                                    WARNER CHILCOTT PUBLIC LIMITED COMPANY

Date May 10, 2000               By: /s/      PAUL S. HERENDEEN
                                        ---------------------------------------
                                          Paul S. Herendeen
                                          Executive Vice President and Chief
                                          Financial Officer